UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMREP CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

AMREP CORPORATION
(an Oklahoma corporation)

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

September 12, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Shareholders of AMREP Corporation (the “Company”) will be held at the Hilton Garden Inn, 3743 West Chester Pike, Newtown Square, Pennsylvania 19073 on September 12, 2024 at 9:00 A.M. Eastern Time for the following purposes:

(1)            To elect two directors in Class I to hold office until the 2027 annual meeting of shareholders and until their successors are elected and qualified;

(2)            To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement; and

(3)            To consider and act upon such other business as may properly come before the meeting.

In accordance with the Company’s By-Laws, the Board of Directors has fixed the close of business on July 19, 2024 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the meeting and any continuation or adjournment thereof. The list of such shareholders will be available for inspection by shareholders during the ten days prior to the meeting at the offices of the Company, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083.

Whether or not you expect to be present at the meeting, please mark, date and sign the enclosed proxy card and return it to the Company in the self-addressed envelope enclosed for that purpose. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

The accompanying proxy statement is dated August 1, 2024, and, together with the enclosed proxy card, is first being mailed to the shareholders of the Company on or about August 1, 2024.

By Order of the Board of Directors

Christopher V. Vitale, President, Chief Executive Officer and Secretary

Dated:	August 1, 2024
Havertown, Pennsylvania

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on September 12, 2024

The Proxy Statement and Annual Report to Shareholders are available at https://amrepcorp.com/static.

Upon the written request of any shareholder of the Company, the Company will provide to such shareholder a copy of the Company’s annual report on Form 10-K for the year ended April 30, 2024, including the financial statements, filed with the Securities and Exchange Commission. Any request should be directed to AMREP Corporation, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, Attention: Corporate Secretary. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company’s reasonable expenses of furnishing exhibits may be charged.

AMREP CORPORATION
850 West Chester Pike, Suite 205

Havertown, Pennsylvania 19083

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be Held at 9:00 A.M. Eastern Time on September 12, 2024

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AMREP Corporation (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held on September 12, 2024, and at any continuation or adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the Hilton Garden Inn, 3743 West Chester Pike, Newtown Square, Pennsylvania 19073.

The Annual Report of the Company on Form 10-K for the fiscal year ended April 30, 2024 filed on July 23, 2024 with the Securities and Exchange Commission is included in this mailing but does not constitute a part of the proxy solicitation material. This Proxy Statement and the accompanying Notice of 2024 Annual Meeting of Shareholders and proxy card are first being sent to shareholders on or about August 1, 2024. All references in this Proxy Statement to 2025, 2024, 2023, 2022 and 2021 mean the Company’s fiscal years ended April 30, 2025, 2024, 2023, 2022 and 2021.

QUESTIONS AND ANSWERS CONCERNING THE ANNUAL MEETING

What will be voted on at the Annual Meeting?

There are two matters scheduled for a vote:

•	Proposal Number 1: Election of two directors in Class I to hold office until the 2027 annual meeting of shareholders and until their successors are elected and qualified; and

•	Proposal Number 2: Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•	“For” the election as director of the two nominees named in this Proxy Statement; and

•	“For” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record as of the close of business on July 19, 2024, the date fixed by the Board in accordance with the Company’s By-Laws, are entitled to notice of and to vote at the Annual Meeting.

If I have given a proxy, how do I revoke that proxy?

Anyone giving a proxy may revoke it at any time before it is exercised by giving the Secretary of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting.

How will my proxy be voted?

All properly executed, unrevoked proxies in the enclosed form that are received in time will be voted in accordance with the shareholders’ directions and, unless contrary directions are given, will be voted “For” the election as directors of the two nominees named in this Proxy Statement and “For” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement and, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

What if a nominee is unwilling or unable to serve?

This is not expected to occur but, in the event that it does, proxies will be voted for a substitute nominee designated by the Board or, in the discretion of the Board, the position may be left vacant.

What are “broker non-votes”?

Under the rules that govern brokers, if brokers or nominees who hold shares in “street name” on behalf of beneficial owners do not have instructions on how to vote on matters deemed by the New York Stock Exchange to be “non-routine” (which include Proposal Numbers 1 and 2 in this Proxy Statement), a broker non-vote of those shares will occur, which means the shares will not be voted on such matters. If your shares are held in “street name,” you must cast your vote or instruct your nominee or broker to do so if you want your vote to be counted with respect to Proposal Numbers 1 and 2 in this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes as follows:

•	for Proposal Number 1 (for the election of directors), votes “For” and “Withhold” and broker non-votes; and

•	for Proposal Number 2 (approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement), votes “For” and “Against,” abstentions and broker non-votes. Abstentions are treated as shares present and entitled to vote on Proposal Number 2 and, therefore, will have the same effect as a vote “Against” Proposal Number 2.

Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

How many votes are needed to approve each proposal?

•	With respect to Proposal Number 1 (for the election of directors), the two nominees receiving the highest number of “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote will be elected as directors. This is referred to as a plurality.

•	Proposal Number 2 (approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement) must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote in order to be approved.

How many shares can be voted at the Annual Meeting?

As of July 19, 2024, the Company had issued and outstanding 5,287,449 shares of common stock, par value $.10 per share (“Common Stock”). Each share of Common Stock is entitled to one vote on matters to come before the Annual Meeting.

How many votes will I be entitled to cast at the Annual Meeting?

You will be entitled to cast one vote for each share of Common Stock you held at the close of business on July 19, 2024, the record date for the Annual Meeting, as shown on the list of shareholders at that date prepared by the Company’s transfer agent for the Common Stock.

What is the deadline for voting?

If you are a shareholder of record and you choose to cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting in order for your shares to be voted at the Annual Meeting.

If you hold your shares in street name, please comply with the deadline for submitting voting instructions provided by the broker, bank or other nominee that holds your shares.

What is a “quorum?”

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company authorized to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in determining whether a quorum is present at the Annual Meeting. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting. A quorum must be present at the beginning of the Annual Meeting in order to transact business at the Annual Meeting.

Who may attend the Annual Meeting?

All shareholders of the Company who owned shares of record at the close of business on July 19, 2024 may attend the Annual Meeting. If you want to vote in person and you hold Common Stock in street name (i.e., your shares are held in the name of a broker, dealer, custodian bank or other nominee), you must obtain a proxy card issued in your name from the firm that holds your shares and bring that proxy card to the Annual Meeting, together with a copy of a statement from that firm reflecting your share ownership as of the record date, and valid identification. If you hold your shares in street name and want to attend the Annual Meeting but not vote in person, you must bring to the Annual Meeting a copy of a statement from the firm that holds your shares reflecting your share ownership as of the record date and valid identification.

Where can I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission.

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth in the following table is information concerning the beneficial ownership, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of Common Stock by the persons who, to the knowledge of the Company, own beneficially more than 5% of the outstanding shares. The table also sets forth the same information concerning beneficial ownership for each director of the Company, each named executive officer of the Company, and all directors and named executive officers of the Company as a group. Unless otherwise indicated, (i) reported ownership is as of July 19, 2024 and (ii) the Company understands that the beneficial owners have sole voting and investment power with respect to the shares beneficially owned by them. In the case of directors and executive officers, the information below has been provided by such persons at the request of the Company.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class (%)
Albert V. Russo (Director), Clifton Russo, Lawrence Russo, Pasha Funding, LLC	1,295,725	(1)	24.4%
James H. Dahl and Rainey E. Lancaster	902,663	(2)	17.1%
Robert E. Robotti (Director), et al	544,643	(3)	10.3%
Michael Melby and Gate City Capital Management, LLC	432,638	(4)	8.2%

Other Directors and Named Executive Officers
Edward B. Cloues, II	56,482	(5)	1.1%
Christopher V. Vitale	109,200	(6)	2.1%
Adrienne M. Uleau	6,224	(7)	*
Directors and Named Executive Officers as a Group (5 persons)	2,012,274		37.6%

*	Indicates less than 1%.

(1)	Other than the number of deferred common share units owned by Albert V. Russo, the information in the table and in this footnote is based solely on information received from Albert V. Russo. Albert V. Russo, Clifton Russo, Lawrence Russo and Pasha Funding, LLC, each c/o Albert V. Russo, 401 Broadway, New York, NY 10013, have reported that they share voting power as to 1,273,867 shares and that each of them has sole dispositive power as to the following numbers of such shares: Albert V. Russo – 821,068; Clifton Russo – 237,617; Lawrence Russo – 181,442; and Pasha Funding, LLC – 33,740. Each of Albert V. Russo, Clifton Russo and Lawrence Russo owns one-third of the membership interests of Pasha Funding, LLC. Albert V. Russo also owns 21,858 deferred common share units, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Albert V. Russo’s termination of service as a director of the Company.

(2)	The information in the table and this footnote is based solely on a Form 4 filed jointly by these persons with the Securities and Exchange Commission on July 12, 2024 and Amendment No. 6 filed jointly by these persons with the Securities and Exchange Commission on May 17, 2024 to the Schedule 13D filed with the Securities and Exchange Commission on May 20, 2021. The principal address of Mr. Dahl is 4314 Pablo Oaks Court, Jacksonville, Florida 32224. The principal address of Ms. Lancaster is 1 Apple Park Way, Cupertino, California 95014. Mr. Dahl has the sole power to vote or to direct the vote and the sole power to dispose or to direct the disposition of 728,913 shares of Common Stock. Mr. Dahl has the shared power to vote or to direct the vote and the shared power to dispose or to direct the disposition of 173,750 shares of Common Stock. Ms. Lancaster has the shared power to vote or to direct the vote and the shared power to dispose or to direct the disposition of 173,750 shares of Common Stock.

(3)	Other than the number of deferred common share units owned by Mr. Robotti, the information in the table and in this footnote is based solely on information received from Mr. Robotti. The following table sets forth information regarding the beneficial ownership of Common Stock by Robert E. Robotti, Robotti & Company, Incorporated (“R&CoI”), Robotti Securities, LLC (“RS”) and Robotti & Company Advisors, LLC (“R&CoA”), Ravenswood Management Company, L.L.C. (“RMC”), The Ravenswood Investment Company, L.P. (“RIC”) and Ravenswood Investments III, L.P. (“RI”), each of 125 Park Avenue, Suite 1607, New York, New York 10017, and Kenneth R. Wasiak of 104 Gloucester Road, Massapequa, New York 11758.

Beneficial Owner	Shares Owned Beneficially
Robert E. Robotti	544,643	(a),(b),(c),(d),(e)
R&CoI	523,998	(a),(b)
RS	2,020	(a)
R&CoA	521,978	(b)
Kenneth R. Wasiak	327,648	(c),(d)
RMC	327,648	(c),(d)
RIC	182,144	(c)
RI	145,504	(d)

(a)	Each of Mr. Robotti and R&CoI share with RS the power to vote or direct the vote, and the power to dispose or direct the disposition, of 2,020 shares of Common Stock owned by the discretionary customers of RS.
(b)	Each of Mr. Robotti and R&CoI share with R&CoA the power to vote or to direct the vote, and the power to dispose or direct the disposition, of 521,978 shares of Common Stock owned by the advisory clients of R&CoA.
(c)	Each of RMC and Messrs. Robotti and Wasiak share with RIC the power to vote or direct the vote, and the power to dispose or direct the disposition, of 182,144 shares of Common Stock owned by RIC.
(d)	Each of RMC and Messrs. Robotti and Wasiak share with RI the power to vote or to direct the vote, and the power to dispose or direct the disposition, of 145,504 shares of Common Stock owned by RI.
(e)	Includes 20,645 deferred common share units issued to Mr. Robotti, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Robotti’s termination of service as a director of the Company.

(4)	The information in the table and this footnote is based solely on Amendment No. 10 filed jointly by these persons on Schedule 13G with the Securities and Exchange Commission on February 14, 2024 to the Schedule 13D filed with the Securities and Exchange Commission on June 5, 2020. The principal address of Michael Melby and Gate City Capital Management, LLC is 8725 W. Higgins Road, Suite 530, Chicago, Illinois 60631. Michael Melby and Gate City Capital Management, LLC have the sole power to vote or to direct the vote of 212,944 shares of Common Stock. Michael Melby and Gate City Capital Management, LLC have the sole power to dispose or to direct the disposition of 432,638 shares of Common Stock.

(5)	Includes 21,858 deferred common share units, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Cloues’ termination of service as a director of the Company.

(6)	Includes 2,667 restricted shares of Common Stock that will vest on July 12, 2025, 2,668 restricted shares of Common Stock that will vest on July 13, 2025, 2,400 restricted shares of Common Stock that will vest on July 18, 2025, 2,667 restricted shares of Common Stock that will vest on July 12, 2026, 2,400 restricted shares of Common Stock that will vest on July 18, 2026 and 2,400 restricted shares of Common Stock that will vest on July 18, 2027, subject in each case to the continued employment of Mr. Vitale on each vesting date. The number of shares of Common Stock beneficially owned by Mr. Vitale does not include 50,000 shares of Common Stock that may be purchased pursuant to a stock option that will become exercisable on November 1, 2026 if Mr. Vitale is employed by, or providing service to, the Company on such date.

(7)	Includes 700 restricted shares of Common Stock that will vest on July 12, 2025, 700 restricted shares of Common Stock that will vest on July 13, 2025, 630 restricted shares of Common Stock that will vest on July 18, 2025, 700 restricted shares of Common Stock that will vest on July 12, 2026, 630 restricted shares of Common Stock that will vest on July 18, 2026 and 630 restricted shares of Common Stock that will vest on July 18, 2027, subject in each case to the continued employment of Ms. Uleau on each vesting date.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Board is a classified board divided into three classes – Class I, Class II and Class III. Class II and III each consists of one director and Class I consists of two directors. Each director serves for a term expiring at the annual meeting of shareholders held in the third year following the year of his election and until his successor is elected and qualified. At this Annual Meeting, two Class I directors will be elected to serve until the 2027 annual meeting of shareholders and until their successors are elected and qualified, except in the event of any such director’s earlier death, resignation or removal. The terms of office of the Class II and Class III directors will expire at the annual meetings of shareholders to be held in 2025 and 2026, respectively, upon the election and qualification of their successors, except in the event of any such director’s earlier death, resignation or removal.

At the recommendation of its Nominating and Corporate Governance Committee, the Board is nominating Edward B. Cloues, II and Christopher V. Vitale, who are the incumbent Class I directors, for election at the Annual Meeting. Although the Board does not expect that either of the persons nominated will be unable to serve as a director, should  either of them become unavailable it is intended that the shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee or nominees designated by the Board or, in the discretion of the Board, the position or positions may be left vacant.

The Company believes that its directors have the qualifications and skills necessary to serve as directors of the Company. The following information relates to the nominees of the Board for election and the other directors of the Company.

Nominees to serve until the 2027 Annual Meeting of Shareholders (Class I):

EDWARD B. CLOUES, II, age 76, has been a director of the Company since 1994 and currently serves as Chairman of the Board. Mr. Cloues has served as Chairman of the Board of Trustees of Virtua Health, Inc. (“Virtua”), a non-profit hospital and healthcare system, since January 2022, and since 2010 has held various positions on the Board of Trustees of Virtua. He served as a director of Hillenbrand, Inc., a diversified global industrial company, from 2010 to February 2021. Mr. Cloues also served as Chairman of the Board of Penn Virginia Corporation, an oil and gas exploration and development company, from 2011 to 2016 and as the interim Chief Executive Officer of Penn Virginia Corporation from 2015 to 2016 during the Board-led reorganization of that company, including a chapter 11 filing under the U.S. Bankruptcy Code in 2016 and the emergence from chapter 11 in 2016 pursuant to a confirmed plan of reorganization. He also served as a director (since 2003) and Chairman of the Board (since 2011) of PVR GP, LLC, the General Partner of PVR Partners, L.P., a pipeline and natural resources master limited partnership, until its sale in 2014. Mr. Cloues was also a director, the Chairman of the Board and the Chief Executive Officer of K-Tron International, Inc., a material handling equipment manufacturer, from 1998 until its sale in 2010. Prior to 1998, Mr. Cloues was a law firm partner at the law firm of Morgan, Lewis & Bockius LLP where he specialized in mergers and acquisitions and other business law matters. That law firm experience combined with the experience gained from his former 12-year chief executive position with K-Tron International, Inc., which was publicly held during his tenure, has given him a strong background in dealing with complex business transactions and general management issues. Additionally, he brings to the Board a broad understanding of governance, audit and compensation issues as a result of his service on several other boards.

CHRISTOPHER V. VITALE, age 48, has been a director of the Company since July 2021 and has been President and Chief Executive Officer of the Company since 2017. From 2014 to 2017, Mr. Vitale was Executive Vice President, Chief Administrative Officer and General Counsel of the Company and, from 2013 to 2014, he was Vice President and General Counsel of the Company. Prior to joining the Company, Mr. Vitale held various legal positions at Franklin Square Holdings, L.P., a national sponsor and distributor of investment products, from 2011 to 2013 and at WorldGate Communications, Inc., a provider of digital voice and video phone services and video phones, from 2009 to 2011. Prior to joining WorldGate, Mr. Vitale was an attorney with the law firms of Morgan, Lewis & Bockius LLP and Sullivan & Cromwell LLP. Mr. Vitale’s qualifications to serve on the Board include his in-depth knowledge of the Company in connection with his position as President and Chief Executive Officer of the Company, and his law firm and in-house legal experience has given him a strong background in board and governance issues, as well as securities and complex business transactions.

Director continuing in office until the 2025 Annual Meeting of Shareholders (Class II):

ROBERT E. ROBOTTI, age 71, has been a director of the Company since 2016. Mr. Robotti has been the president of Robotti & Company Advisors, LLC (a registered investment advisor) and Robotti Securities, LLC, FKA Robotti & Company, LLC (a registered broker-dealer), and their predecessors, since 1983. He has been the managing member of Ravenswood Management Company, LLC (and its predecessor) since 1980, which serves as the general partner of The Ravenswood Investment Company, L.P. and Ravenswood Investments III, L.P. He currently serves as a director and Chairman of the Board of Pulse Seismic Inc., a seismic data licensing business, and has held these positions for more than the past five years. Mr. Robotti has also served as a director of Tidewater Inc., an owner and operator of offshore support vessels providing offshore energy transportation services, since June 2021. Mr. Robotti was a director of PHX Minerals Inc. (formerly known as Panhandle Oil and Gas Inc.), a diversified mineral company, from 2004 to May 2020, a director of BMC Building Materials Holding Corporation from 2012 to 2015 and a director of PrairieSky Royalty Ltd., a petroleum and natural gas royalty-focused company, from October 2019 to April 2023. Mr. Robotti was a member of the SEC’s Advisory Committee of Smaller Public Companies from 2005 to 2006 and also served on its corporate governance subcommittee. He has both a BSBA and an MBA in Accounting and was a certified public accountant earlier in his career, which license is currently inactive. Mr. Robotti’s qualifications to serve on the Board include his extensive experience in the investment business as the founder, chief executive officer, chairman and controlling owner of a registered investment advisor and a registered broker-dealer, and their predecessors, and as the manager of several investment partnerships. Additionally, he brings to the Board a broad understanding of governance, audit and compensation issues as a result of his service on several other boards.

Director continuing in office until the 2026 Annual Meeting of Shareholders (Class III):

ALBERT V. RUSSO, age 70, has been a director of the Company since 1996. Mr. Russo is the Managing Partner of real estate entities 401 Broadway Building, Russo Associates and Pioneer Realty and has held these positions for more than the past five years. Mr. Russo has been involved in the ownership and management of commercial real estate for more than 25 years and contributes to the Board his specialized knowledge of the real estate business.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE TWO CLASS I NOMINEES.

PROPOSAL NUMBER 2

ADVISORY VOTE ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended, the Company’s shareholders are entitled to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission. The compensation paid to the Company’s named executive officers subject to the vote is disclosed in the compensation table and related narrative disclosure contained in this Proxy Statement.

The Board is asking the shareholders to indicate their support for the compensation paid to the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “For” the following resolution:

“RESOLVED, that the shareholders of AMREP Corporation hereby APPROVE, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation table and narrative discussion disclosed therein.”

Because the vote is advisory, it is not binding on the Board or the Company. In accordance with the Dodd-Frank Act, the vote to approve the compensation of the Company’s named executive officers shall not be construed: (i) as overruling any decision by the Company or the Board; (ii) to create or imply any change in the fiduciary duties of the Company or the Board; or (iii) to create or imply any additional fiduciary duties for the Company or the Board. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation and Human Resources Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Governance Standards

The Company’s Common Stock is listed on the New York Stock Exchange, and the Company is subject to the New York Stock Exchange’s Corporate Governance Standards (the “Governance Standards”). The Governance Standards, among other things, generally require a listed company to have independent directors within the meaning of the Governance Standards as a majority of its board of directors and for the board to have a nominating/corporate governance committee, an audit committee and a compensation committee, each composed entirely of independent directors.

Based principally on their responses to questions to these persons regarding the relationships addressed by the Governance Standards and discussions with them, the Board has determined that other than his service as a director, each of Edward B. Cloues, II, Robert E. Robotti and Albert V. Russo has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, and, therefore, meets the director independence requirements of the Governance Standards.

As required by the Governance Standards, the Board has adopted Corporate Governance Guidelines (the “Guidelines”) that address various matters involving the Board and the conduct of its business. The Board has also adopted a Code of Business Conduct and Ethics setting forth principles of business conduct applicable to the directors, officers and employees of the Company. The Guidelines and Code of Business Conduct and Ethics, as well as the charters of the Board’s Nominating and Corporate Governance Committee, Audit Committee and Compensation and Human Resources Committee, may be viewed under “Corporate Governance” on the Company’s website at www.amrepcorp.com, and written copies will be provided to any shareholder upon written request to the Company at AMREP Corporation, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, Attention: Corporate Secretary. The Company intends to disclose on its website any amendment to or waiver of any provision of the Code of Business Conduct and Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company’s Insider Trading Policy, which applies to all employees and directors, includes, among other provisions, a prohibition of any hedging or monetization transactions involving the Company’s securities.

Directors are expected to attend annual meetings of shareholders, and all of the directors, other than Mr. Robotti, attended last year’s annual meeting. The Board held four meetings during the last fiscal year. All of the directors attended all of the meetings held during the last fiscal year of the Board and its Committees of which they were members. Pursuant to the Guidelines, the Board has established a policy that the non-management directors meet in executive session at least twice per year and that the independent directors also meet in executive session at least twice per year. The Chairman of the Board (currently, Edward B. Cloues, II), if in attendance, will be the presiding director at each such executive session; otherwise, those attending may select a presiding director.

Any shareholder or other interested person wishing to communicate with the Board or any of the directors may send a letter addressed to the member or members of the Board to whom the communication is directed in care of AMREP Corporation, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, Attention: Corporate Secretary. All such communications will be forwarded to the specified addressee(s).

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee that operates under a written charter adopted by the Board. Each member of the Nominating and Corporate Governance Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Cloues (Chairman), Robotti and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. This Committee reports regularly to the Board concerning its activities. The Nominating and Corporate Governance Committee held two meetings during the last fiscal year.

The duties of the Nominating and Corporate Governance Committee include identifying individuals the Committee considers qualified to be elected Board members consistent with criteria approved by the Board, and recommending persons to be nominated by the Board for election by the shareholders. When considering a nominee for election as a director, the Committee considers the experience, skills and knowledge of business and management practices a candidate may possess and the perspective he or she may bring to the Board, and employs criteria calling for, among other things, personal and professional integrity, good judgment, a high level of ability and business acumen, and experience in the Company’s industries, as well as the ability of the nominee to devote sufficient time to performing his or her duties on the Board in an effective manner. Although the Committee has no specific policy regarding the diversity of the membership of the Board, it is the objective of the Committee that the Board be comprised of persons of diverse backgrounds such that as a unit the members of the Board will possess the necessary skills to appropriately discharge their responsibilities as the Company’s directors. The Committee is also responsible for periodically reviewing and recommending changes to the Guidelines and for overseeing the Company’s corporate governance practices.

The Nominating and Corporate Governance Committee will consider candidates for director recommended by shareholders on the same basis as any other proposed nominees. Any shareholder desiring to propose a candidate for selection as a nominee of the Board by the Nominating and Corporate Governance Committee for election at the 2025 Annual Meeting of Shareholders may do so by sending a written communication no later than May 1, 2025 to the Nominating and Corporate Governance Committee, AMREP Corporation, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, Attention: Corporate Secretary, identifying the proposing shareholder, specifying the number of shares of Common Stock held by such shareholder and stating the name and address of the proposed nominee and the information concerning such person that the regulations of the Securities and Exchange Commission require be included in a proxy statement relating to such person’s proposed election as a director.

Audit Committee

The Board has an Audit Committee that operates under a written charter adopted by the Board. Each member of the Audit Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Cloues (Chairman), Robotti and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. The Board has also determined that Mr. Robotti qualifies as an audit committee financial expert within the meaning of Securities and Exchange Commission regulations. This Committee reports regularly to the Board concerning its activities. The Audit Committee held four meetings during the last fiscal year.

The duties of the Audit Committee include (i) appointing the Company’s independent registered public accounting firm, approving the services to be provided by that firm and its compensation and reviewing that firm’s independence and performance of services, (ii) reviewing the scope and results of the yearly audit by the independent registered public accounting firm, (iii) reviewing the Company’s system of internal controls and procedures, (iv) reviewing with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements, (v) reviewing the Company’s financial reporting and accounting standards and principles and (vi) overseeing the administration and enforcement of the Company’s Code of Business Conduct and Ethics. In addition to the Audit Committee’s responsibilities set forth above, the Audit Committee has, pursuant to its charter, primary responsibility for the oversight of risks that could affect the Company.

Compensation and Human Resources Committee

The Board has a Compensation and Human Resources Committee that operates under a written charter adopted by the Board. Each member of the Compensation and Human Resources Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Robotti (Chairman), Cloues and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. This Committee reports regularly to the Board concerning its activities. The Compensation and Human Resources Committee held two meetings during the last fiscal year.

The Compensation and Human Resources Committee is responsible for reviewing and approving corporate goals and objectives applicable to the Company’s chief executive officer and determining his compensation and that of the Company’s other executive officers and making recommendations to the Board concerning other matters relating to executive officer and director compensation. With respect to salaries, bonuses and other compensation and benefits, the decisions and recommendations of the Compensation and Human Resources Committee are subjective and are not based on any list of specific criteria. In the past, factors influencing the Committee’s decisions regarding executive salaries have included the Committee’s assessment of the executive’s performance and any changes in functional responsibility. In determining the salary to be paid to a particular individual, the Committee applies these and other criteria, while also using its best judgment of compensation applicable to other executives holding comparable positions both within the Company and at other companies. Executive officers of the Company do not play a role in determining their compensation. Neither the Board nor the Committee has engaged compensation consultants for the purposes of determining or advising upon executive or director compensation.

Risk Oversight

The Board is actively involved in risk oversight and management of risk. The Board has ultimate responsibility for the oversight of risks facing the Company and for the management of those risks, including overseeing cybersecurity and other information technology security matters, with the Audit Committee conducting preliminary evaluations of risk and addressing risk prior to review by the Board. The Audit Committee considers and reviews with management the Company’s internal control processes. The Audit Committee also considers and reviews with the Company’s independent registered public accounting firm the adequacy of the Company’s internal controls, including the processes for identifying significant risks or exposures, and elicits recommendations for the improvement of such procedures where needed. In addition to the Audit Committee’s role, the full Board is involved in the oversight and administration of risk and risk management practices by overseeing members of senior management in their risk management capacities. Members of the Company’s senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Chairman of the Board or the Board as a whole. Members of the Company’s senior management have an open line of communication to the Chairman of the Board and the Board as a whole and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors, the Chairman of the Board or the Audit Committee as matters requiring attention arise.

In furtherance of its risk oversight responsibilities, the Board has evaluated the Company’s overall compensation policies and practices for its employees to determine whether such policies and practices create incentives that could reasonably be expected to affect the risks faced by the Company and its management, has further assessed whether any risks arising from these policies and practices are reasonably likely to have a material adverse effect on the Company, and has concluded that the risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

No Material Proceedings

As of July 31, 2024, there were no material pending legal proceedings to which any director, executive officer or affiliate of the Company or any owner of more than five percent of the Common Stock, or any associate of any of the foregoing, (i) is a party adverse to the Company or any of its subsidiaries or (ii) has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE OFFICERS

For information with respect to executive officers, see “Information about the Company’s Executive Officers” in Part I of the Company’s Annual Report on Form 10-K for the year ended April 30, 2024, filed pursuant to the Securities Exchange Act of 1934, as amended.

COMPENSATION OF EXECUTIVE OFFICERS

The following table contains summary information regarding the compensation of the Company’s executive officers as required by Item 402(n) of Regulation S-K.

Summary Compensation Table

		Salary	Bonus	Stock Awards(1)	All Other Compensation(2)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Christopher V. Vitale President and Chief Executive Officer of the Company	2024 2023	357,700 346,500	165,000 150,000	153,900 89,300	16,100 14,500	692,700 600,300
Adrienne M. Uleau Vice President, Finance and Accounting of the Company	2024 2023	173,900 166,500	60,000 55,000	40,400 23,500	9,000 7,700	283,300 252,700

(1)	The amounts indicated represent the grant date fair value related to awards of restricted stock granted during 2024 and 2023 computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718). The determination of this value is based on the methodology set forth in Note 11 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2024.

(2)	The amounts reported include payment of life insurance premiums and matching contributions to the Company’s 401(k) retirement plan and Simple IRA plan.

Outstanding Equity Awards at April 30, 2024
	Option Awards				Stock Awards
	Equity incentive				Equity Incentive Plan Awards
Name	plan awards: Number of securities underlying unexercised unearned options		Option exercise price ($)	Option expiration date	Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested(1) ($)
Christopher V. Vitale	50,000	(2)	14.24	11/1/2031	15,334	(3)	311,035
Adrienne M. Uleau	-		-	-	4,334	(4)	87,911

(1)	Value is based on the closing price per share of Common Stock of $20.284 on April 30, 2024, as reported on the New York Stock Exchange.

(2)	In November 2021, the Company granted Mr. Vitale an option to purchase 50,000 shares of Common Stock under the AMREP Corporation 2016 Equity Compensation Plan with an exercise price of $14.24 per share, which was the closing price on the New York Stock Exchange on the date of grant. The option will become exercisable for 100% of the option shares on November 1, 2026 if Mr. Vitale is employed by, or providing service to, the Company on such date. Subject to the definitions in the AMREP Corporation 2016 Equity Compensation Plan, in the event (a) Mr. Vitale has a termination of employment with the Company on account of death or disability, (b) the Company terminates Mr. Vitale’s employment with the Company for any reason other than cause or (c) of a change in control, then the option will become immediately exercisable for 100% of the option shares. The option has a term of ten years from the date of grant and terminates at the expiration of that period. The option automatically terminates upon: (i) the expiration of the three month period after Mr. Vitale ceases to be employed by the Company, if the termination of his employment by Mr. Vitale or the Company is for any reason other than as hereinafter set forth in clauses (ii), (iii) or (iv); (ii) the expiration of the one year period after Mr. Vitale ceases to be employed by the Company on account of Mr. Vitale’s disability; (iii) the expiration of the one year period after Mr. Vitale ceases to be employed by the Company, if Mr. Vitale dies while employed by the Company; or (iv) the date on which Mr. Vitale ceases to be employed by the Company, if the termination is for cause. If Mr. Vitale engages in conduct that constitutes cause after Mr. Vitale’s employment terminates, the option immediately terminates. Notwithstanding the foregoing, in no event may the option be exercised after the date that is immediately before the tenth anniversary of the date of grant. Except as described above, any portion of the option that is not exercisable at the time Mr. Vitale has a termination of employment with the Company immediately terminates.

(3)	2,000 restricted shares of Common Stock that will vest on July 7, 2024, 2,666 restricted shares of Common Stock that will vest on July 12, 2024, 2,666 restricted shares of Common Stock that will vest on July 13, 2024, 2,667 restricted shares of Common Stock that will vest on July 12, 2025, 2,668 restricted shares of Common Stock that will vest on July 13, 2025 and 2,667 restricted shares of Common Stock that will vest on July 12, 2026, subject in each case to the continued employment of Mr. Vitale on each vesting date.

(4)	834 restricted shares of Common Stock that will vest on July 7, 2024, 700 restricted shares of Common Stock that will vest on July 12, 2024, 700 restricted shares of Common Stock that will vest on July 13, 2024, 700 restricted shares of Common Stock that will vest on July 12, 2025, 700 restricted shares of Common Stock that will vest on July 13, 2025 and 700 restricted shares of Common Stock that will vest on July 12, 2026, subject in each case to the continued employment of Ms. Uleau on each vesting date.

On July 18, 2024, the Company approved the following compensation for Mr. Vitale and Ms. Uleau:

•	effective as of July 29, 2024, the annual base salary for Mr. Vitale was changed from $360,000 to $375,000 and the annual base salary for Ms. Uleau was changed from $175,000 to $180,000;

•	Mr. Vitale was awarded a cash bonus of $150,000 and Ms. Uleau was awarded a cash bonus of $55,000; and

•	the Company awarded Mr. Vitale 7,200 restricted shares of Common Stock of the Company under the AMREP Corporation 2016 Equity Compensation Plan that vest as follows: 2,400 shares on July 18, 2025, 2,400 shares on July 18, 2026 and 2,400 shares on July 18, 2027, subject to the continued employment of Mr. Vitale on each vesting date and the Company awarded Ms. Uleau 1,890 restricted shares of Common Stock of the Company under the AMREP Corporation 2016 Equity Compensation Plan that vest as follows: 630 shares on July 18, 2025, 630 shares on July 18, 2026 and 630 shares on July 18, 2027, subject to the continued employment of Ms. Uleau on each vesting date.

In November 2021, the Company entered into an employment agreement with Mr. Vitale. Pursuant to the employment agreement,

•	Mr. Vitale will serve as the President and Chief Executive Officer of the Company.

•	The parties agreed to provisions relating to vacation, paid-time-off, office location, confidentiality, invention assignment, non-competition and non-solicitation.

•	Upon any termination of Mr. Vitale’s employment, the Company will pay and issue to Mr. Vitale any earned but unpaid base salary, the dollar value equivalent of the number of days of vacation and paid-time-off earned but not used, unreimbursed business expenses, unpaid bonus previously awarded by the Company and vested benefits, equity awards or payments (excluding any severance benefits or payments) payable or issuable under any policy or plan of the Company or under any equity award agreement or other arrangement between the Company and Mr. Vitale.

•	Upon any termination of Mr. Vitale’s employment due to the death of Mr. Vitale, the Company will pay to Mr. Vitale’s executors, administrators or personal representatives, an amount equal to his then-annual base salary which he would otherwise have earned for the month in which he dies and for three months thereafter.

•	Upon any termination of Mr. Vitale’s employment by Mr. Vitale for Good Reason or the Company without Cause and delivery by Mr. Vitale of a release of claims to the Company, the Company will pay or provide to Mr. Vitale (a) a lump sum amount equal to 200% of the highest of (i) Mr. Vitale’s annual base salary in effect immediately prior to the termination date, (ii) Mr. Vitale’s annual base salary in effect on the date 210 days prior to the termination date or (iii) in the event the termination of Mr. Vitale’s employment was for Good Reason, Mr. Vitale’s annual base salary in effect prior to the event constituting Good Reason; and (b) all restricted stock, stock options and other outstanding equity grants with respect to the Company that are held by Mr. Vitale immediately prior to the termination date will become fully vested and, as applicable, fully exercisable as of the termination date.

•	For purposes of the employment agreement, the term “Good Reason” means any of the following actions taken by the Company without Mr. Vitale’s consent: a diminution in base salary of more than five percent; the removal of Mr. Vitale as the President and Chief Executive Officer of the Company; a material diminution in Mr. Vitale’s authority, duties or responsibilities as the President and Chief Executive Officer of the Company; assigning any material new duties or responsibilities to Mr. Vitale in addition to those normally associated with his role as President and Chief Executive Officer of the Company; the Company ceasing to be a company subject to the periodic and current reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or ceasing to have its Common Stock traded on an exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934, as amended; a requirement that Mr. Vitale relocate his office other than as permitted by the employment agreement; or the failure of the Company to observe or perform any of its obligations to Mr. Vitale under the employment agreement.

•	For purposes of the employment agreement, the term “Cause” means the failure of Mr. Vitale to observe or perform (other than by reason of illness, injury, disability or incapacity) any of the material terms or provisions of the employment agreement, conviction of a felony or other crime involving moral turpitude, misappropriation of funds of the Company, the commission of an act of dishonesty by Mr. Vitale resulting in or intended to result in wrongful personal gain or enrichment at the expense of the Company or a material breach (other than by reason of illness, injury, disability or incapacity) of any written employment or other policy of the Company.

•	Upon any termination of Mr. Vitale’s employment in connection with a long-term disability, by Mr. Vitale for Good Reason or by the Company without Cause, the Company will pay to Mr. Vitale a lump sum cash payment equal to 200% of the annual cost of medical and other health care benefits for Mr. Vitale, his spouse and his other dependents and an amount equal to the estimated federal, state and local income and FICA taxes related thereto.

•	Payments under the employment agreement may be adjusted as a result of section 409A and section 280G of the Internal Revenue Code of 1986, as amended.

•	In the event Mr. Vitale is made, or threatened to be made, a party to any legal action or proceeding, whether civil or criminal, including any governmental or regulatory proceeding or investigation, by reason of the fact that Mr. Vitale is or was a director or senior officer of the Company, the Company will defend, indemnify and hold harmless Mr. Vitale, and the Company will promptly pay or reimburse Mr. Vitale’s related expenses to the fullest extent contemplated or permitted from time to time by applicable law and required by the Company’s Certificate of Incorporation. During Mr. Vitale’s employment with the Company and after termination of any such employment for any reason, the Company will cover Mr. Vitale under the Company’s directors’ and officers’ insurance policy applicable to other officers and directors according to the terms of such policy, but in no event for a period of time to exceed six years after the termination date.

Other than as described above, the Company’s executive officers are not subject to agreements or other arrangements that provide for payments upon a change in control of the Company and the Company’s policies for severance payments upon termination of employment apply to the executive officers on the same basis as the Company’s other salaried employees. The Compensation and Human Resources Committee retains the discretion to enter into severance agreements with individual executive officers on terms satisfactory to it. Under the terms of the AMREP Corporation 2016 Equity Compensation Plan and subject to the provisions of the applicable award agreement, restrictions on certain awards under the AMREP Corporation 2016 Equity Compensation Plan shall automatically lapse upon a change in control of the Company.

PAY VERSUS PEFORMANCE

The following table sets forth information regarding the Company’s performance and the “compensation actually paid” to the Company’s named executive officers, as calculated in accordance with Item 402(v) of Regulation S-K.

Pay Versus Performance
	Summary Compensation Table total for PEO(1)	Compensation actually paid to PEO		Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers		Value of initial fixed $100 investment based on total shareholder return(3)	Net Income
Year	($)	($)		($)	($)		($)	($)
2024	692,700	1,087,600	(4)	283,300	311,000	(5)	189.57	6,690,000
2023	600,300	647,600	(6)	252,700	258,300	(7)	129.91	21,790,000
2022	767,800	804,500	(8)	230,000	238,000	(9)	120.19	15,862,000

(1)	Christopher V. Vitale served as principal executive officer (“PEO”) of the Company for 2024, 2023 and 2022.

(2)	Adrienne M. Uleau, Vice President, Finance and Accounting of the Company, served as the only non-PEO named executive officer of the Company for 2024, 2023 and 2022.

(3)	For purposes of calculating total shareholder return, the measurement period is the market close on the last trading day in 2021, through and including the end of the fiscal year for which total shareholder return is being calculated. The closing price per share of the Company’s common stock on the last trading day in 2021 was $10.70, in 2022 was $12.86, in 2023 was $13.90 and in 2024 was $20.28.

(4)	For compensation actually paid to PEO in 2024 (rounded to nearest hundred), the Summary Compensation Table total for the PEO is adjusted to reflect the following changes:

•	$153,900 was deducted representing the amount reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in 2024;

•	$162,272 was added representing the fair value as of the end of 2023 of all stock or option awards granted during 2024 that are outstanding and unvested as of the end of 2024;

•	$356,316 was added representing the change as of the end of 2024 (from the end of 2023) in fair value of any stock or option awards granted prior to 2024 that are outstanding and unvested as of the end of 2024; and

•	$30,197 was added representing the change as of the vesting date (from the end of 2023) in fair value of any stock or option awards granted prior to 2024 for which all applicable vesting conditions were satisfied at the end of or during 2024.

(5)	For compensation actually paid to non-PEO named executive officers in 2024 (rounded to nearest hundred), the Summary Compensation Table total for the non-PEO named executive officers is adjusted to reflect the following changes:

•	$23,500 was deducted representing the amount reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in 2024;

•	$42,596 was added representing the fair value as of the end of 2024 of all stock or option awards granted during 2024 that are outstanding and unvested as of the end of 2024;

•	$14,262 was added representing the change as of the end of 2024 (from the end of 2023) in fair value of any stock or option awards granted prior to 2024 that are outstanding and unvested as of the end of 2024; and

•	$11,241 was added representing the change as of the vesting date (from the end of 2023) in fair value of any stock or option awards granted prior to 2024 for which all applicable vesting conditions were satisfied at the end of or during 2024.

(6)	For compensation actually paid to PEO in 2023 (rounded to nearest hundred), the Summary Compensation Table total for the PEO is adjusted to reflect the following changes:

•	$89,300 was deducted representing the amount reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in 2023;

•	$111,200 was added representing the fair value as of the end of 2023 of all stock or option awards granted during 2023 that are outstanding and unvested as of the end of 2023;

•	$36,086 was added representing the change as of the end of 2023 (from the end of 2022) in fair value of any stock or option awards granted prior to 2023 that are outstanding and unvested as of the end of 2023; and

•	$10,695 was deducted representing the change as of the vesting date (from the end of 2022) in fair value of any stock or option awards granted prior to 2023 for which all applicable vesting conditions were satisfied at the end of or during 2023.

(7)	For compensation actually paid to non-PEO named executive officers in 2023 (rounded to nearest hundred), the Summary Compensation Table total for the non-PEO named executive officers is adjusted to reflect the following changes:

•	$23,500 was deducted representing the amount reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in 2023;

•	$29,190 was added representing the fair value as of the end of 2023 of all stock or option awards granted during 2023 that are outstanding and unvested as of the end of 2023;

•	$2,774 was added representing the change as of the end of 2023 (from the end of 2022) in fair value of any stock or option awards granted prior to 2023 that are outstanding and unvested as of the end of 2023; and

•	$2,831 was deducted representing the change as of the vesting date (from the end of 2022) in fair value of any stock or option awards granted prior to 2023 for which all applicable vesting conditions were satisfied at the end of or during 2023.

(8)	For compensation actually paid to PEO in 2022 (rounded to nearest hundred), the Summary Compensation Table total for the PEO is adjusted to reflect the following changes:

•	$321,110 was deducted representing the amount reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in 2022;

•	$329,699 was added representing the fair value as of the end of 2022 of all stock or option awards granted during 2022 that are outstanding and unvested as of the end of 2022;

•	$14,040 was added representing the change as of the end of 2022 (from the end of 2021) in fair value of any stock or option awards granted prior to 2022 that are outstanding and unvested as of the end of 2022; and

•	$14,079 was added representing the change as of the vesting date (from the end of 2021) in fair value of any stock or option awards granted prior to 2022 for which all applicable vesting conditions were satisfied at the end of or during 2022.

(9)	For compensation actually paid to non-PEO named executive officers in 2022 (rounded to nearest hundred), the Summary Compensation Table total for the non-PEO named executive officers is adjusted to reflect the following changes:

•	$28,750 was deducted representing the amount reported in the Stock Awards and Option Awards columns of the Summary Compensation Table in 2022;

•	$32,150 was added representing the fair value as of the end of 2022 of all stock or option awards granted during 2022 that are outstanding and unvested as of the end of 2022;

•	$4,320 was added representing the change as of the end of 2022 (from the end of 2021) in fair value of any stock or option awards granted prior to 2022 that are outstanding and unvested as of the end of 2022; and

•	$350 was added representing the change as of the vesting date (from the end of 2021) in fair value of any stock or option awards granted prior to 2022 for which all applicable vesting conditions were satisfied at the end of or during 2022.

Relationship between Company Performance and Compensation Actually Paid

The following charts show the relationship of the compensation actually paid to PEO and compensation actually paid to non-PEO named executive officers to net income and total shareholder return:

COMPENSATION OF DIRECTORS

Compensation for the non-employee members of the Board is approved by the Board, which considers recommendations for director compensation from the Company’s Compensation and Human Resources Committee. Compensation provided to the non-employee members of the Board is as follows:

•	Each non-employee member of the Board is paid an annual cash fee of $30,000 in equal quarterly installments.

•	On the last trading day of each calendar year, each non-employee member of the Board will be issued the number of deferred common share units of the Company under the AMREP Corporation 2016 Equity Compensation Plan equal to $30,000 divided by the closing price per share of Common Stock reported on the New York Stock Exchange on such date.

•	The Chairman of the Audit Committee is paid an annual fee of $7,500 in equal quarterly installments. The Chairman of the Compensation and Human Resources Committee is paid an annual fee of $3,750 in equal quarterly installments. Other members of the Audit Committee and the Compensation and Human Resources Committee are not paid any fee with respect to service on such committees. The members of the Nominating and Corporate Governance Committee, including its Chairman, serve without additional compensation.

•	In addition to the fees described above, Edward B. Cloues, II is paid an annual fee of $95,000 for his services as Chairman of the Board in equal monthly installments.

•	All amounts are pro-rated to reflect any director’s removal or retirement from the Board, any decision that a director not stand for reelection to the Board or any new director being appointed or elected to the Board; provided that, any deferred common share units of the Company that would have been issued on the last trading day of a calendar year to a director who ceased to be a director prior to such issuance date shall be paid in cash rather than as deferred common share units of the Company, where the cash payment will equal the number of shares underlying the pro rata number of deferred common share units that would have been issued to the director multiplied by the closing price per share of Common Stock reported on the New York Stock Exchange on the last trading day of the calendar year.

•	There are no separate meetings fees for the Board or any committee thereof.

The Board believes that significant stock ownership by Board members further aligns their interests with the interests of the Company’s shareholders. Accordingly, each current non-employee director is expected to maintain ownership of at least 30,000 shares of Common Stock of the Company. Newly elected non-employee directors would be expected to meet this level of ownership within five years of their election to the Board and to maintain such ownership thereafter. Non-employee members of the Board may satisfy the ownership guidelines with Common Stock in these categories: shares owned directly or indirectly and time-vested restricted stock, deferred stock units or restricted stock units. The Board may modify this policy in its discretion.

The following table summarizes the compensation earned by the Company’s directors for 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Edward B. Cloues, II	132,500	30,000	162,500
Robert E. Robotti	33,750	30,000	63,750
Albert V. Russo	30,000	30,000	60,000

(1)	The amounts indicated represent the grant date fair value related to awards of deferred common share units during 2024 computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718). The determination of this value is based on the methodology set forth in Note 11 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2024.

(2)	The following table sets forth the number of deferred common share units issued to each non-employee director on the last trading day of calendar year 2023 and the total number of deferred common share units outstanding with respect to each non-employee director (where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow such director’s termination of service as a director of the Company).

Name	Deferred Common Share Units Issued on the Last Trading Day of Calendar Year 2023	Total Outstanding Deferred Common Share Units
Edward B. Cloues, II	1,365	21,858
Robert E. Robotti	1,365	20,645
Albert V. Russo	1,365	21,858

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of April 30, 2024 concerning Common Stock of the Company that is issuable under its compensation plans.

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(B) Weighted average exercise price of outstanding options, warrants and rights		(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by shareholders	114,361	(1)	$6.23	(2)	374,639	(3)
Equity compensation plans not approved by shareholders	-		-		-
Total	114,361		-		374,639

(1)	Represents 60,266 deferred common share units issued to non-employee directors pursuant to the AMREP Corporation 2016 Equity Compensation Plan (where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow such director’s termination of service as a director of the Company) and an option to purchase 50,000 shares of Common Stock issued to Mr. Vitale.

(2)	Represents the exercise price of $14.24 per share for the option to purchase 50,000 shares of Common Stock issued to Mr. Vitale and the zero exercise price for the 64,361 deferred common share units issued to non-employee directors pursuant to the AMREP Corporation 2016 Equity Compensation Plan (where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow such director’s termination of service as a director of the Company).

(3)	Represents shares of Common Stock available for grant under the AMREP Corporation 2016 Equity Compensation Plan less outstanding grants previously made under the plan and the number of shares of Common Stock issued to former directors based on an equal number of outstanding deferred common share units previously issued, but does not include the number of shares of Common Stock to be issued to current directors pursuant to the deferred common share units described in Column A and the number of shares of Common Stock that may be issued pursuant to the option described in Column A.

TRANSACTIONS WITH RELATED PERSONS

There are no transactions with related persons that are required to be disclosed under Item 404(a) of Regulation S-K.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2024, there were no interlocking relationships involving the Company’s Board of Directors or Compensation and Human Resources Committee, or the board of directors or compensation committee of any other company, that are required to be disclosed under Item 407 of Regulation S-K.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, officers and holders of more than 10% of its Common Stock to file initial reports of ownership and reports of changes of ownership of the Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of the reports filed electronically with the Securities and Exchange Commission and certain written representations from the directors and executive officers, the Company believes that for 2024 all required Section 16(a) reports were filed on a timely basis.

AUDIT-RELATED MATTERS

The consolidated financial statements of the Company and its subsidiaries included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2024 have been audited by Baker Tilly US, LLP, an independent registered public accounting firm.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for 2024 with management, which has primary responsibility for the financial statements. Baker Tilly US, LLP, as the Company’s independent registered public accounting firm for 2024, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has discussed with Baker Tilly US, LLP the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Baker Tilly US, LLP has provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Baker Tilly US, LLP that firm’s independence. Based on these considerations, the Audit Committee has recommended to the Board that the financial statements audited by Baker Tilly US, LLP be included in the Company’s Annual Report on Form 10-K for 2024 for filing with the Securities and Exchange Commission.

The foregoing report is provided by the following directors who constitute the Audit Committee:

Edward B. Cloues, II, Chairman
Robert E. Robotti
Albert V. Russo

Dated: July 18, 2024

Change in Independent Registered Public Accounting Firm in September 2022

On September 12, 2022, the Company dismissed Marcum LLP as the Company’s independent registered public accounting firm. The Audit Committee approved the dismissal of Marcum LLP. The audit reports of Marcum LLP on the consolidated financial statements of the Company for each of the fiscal years ended April 30, 2022 and April 30, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended April 30, 2022 and April 30, 2021 and during the subsequent interim period from May 1, 2022 through September 12, 2022, (i) there were no disagreements with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Marcum LLP’s satisfaction, would have caused Marcum LLP to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company provided Marcum LLP with a copy of the disclosures in the Company’s Current Report on Form 8-K filed on September 14, 2022 with the Securities and Exchange Commission. A copy of Marcum LLP’s letter dated September 12, 2022 to the Securities and Exchange Commission, stating whether it agrees with the statements made in such Form 8-K, is filed as Exhibit 16.1 to such Form 8-K.

On September 12, 2022, the Audit Committee engaged Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2023. During the Company’s fiscal years ended April 30, 2022 and April 30, 2021 and during the subsequent interim period from May 1, 2022 through September 12, 2022, neither the Company nor anyone on the Company’s behalf consulted Baker Tilly US, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Baker Tilly US, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Change in Independent Registered Public Accounting Firm in July 2024

On July 24, 2024, the Company dismissed Baker Tilly US, LLP as the Company’s independent registered public accounting firm. The Audit Committee approved the dismissal of Baker Tilly US, LLP. The audit reports of Baker Tilly US, LLP on the consolidated financial statements of the Company for each of the fiscal years ended April 30, 2024 and April 30, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended April 30, 2024 and April 30, 2023 and during the subsequent interim period from May 1, 2024 through July 24, 2024, (i) there were no disagreements with Baker Tilly US, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Baker Tilly US, LLP’s satisfaction, would have caused Baker Tilly US, LLP to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company provided Baker Tilly US, LLP with a copy of the disclosures in the Company’s Current Report on Form 8-K filed on July 25, 2024 with the Securities and Exchange Commission. A copy of Baker Tilly US, LLP’s letter dated July 25, 2024 to the Securities and Exchange Commission, stating whether it agrees with the statements made in such Form 8-K, is filed as Exhibit 16.1 to such Form 8-K.

On July 24, 2024, the Audit Committee engaged Rosenberg Rich Baker Berman, P.A. (“RRBB”) as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025. During the Company’s fiscal years ended April 30, 2024 and April 30, 2023 and during the subsequent interim period from May 1, 2024 through July 24, 2024, neither the Company nor anyone on the Company’s behalf consulted RRBB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RRBB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

No representative of RRBB or Baker Tilly US, LLP is expected to attend the Annual Meeting.

Audit Fees

The following table sets forth certain information concerning the fees of Baker Tilly US, LLP for 2024 and 2023. The Audit Fees are for services for those fiscal years.

	Fiscal Year Ended April 30,
	2024	2023
Audit Fees(1)	$150,000	$129,150
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$150,000	$129,150

(1)	Consists of fees for the audit of the annual financial statements included in the Company’s annual report on Form 10-K and reviews of the unaudited financial statements included in the Company’s quarterly reports on Form 10-Q. Fees for 2023 exclude $62,315 of fees with respect to a review performed by Marcum LLP of the unaudited financial statements included in one of the Company’s quarterly reports on Form 10-Q, transition of auditor responsibilities to Baker Tilly US, LLP and the re-issuance of Marcum LLP’s audit report on the Company’s annual financial statements as of and for the year ended April 30, 2022.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit services to be provided by the independent registered public accounting firm and, separately, all permitted non-audit services to be performed by the independent registered public accounting firm.

OTHER MATTERS

The Board knows of no matters that will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

SOLICITATION OF PROXIES

The Company will bear the cost of this solicitation of proxies. In addition to solicitation of proxies by mail, the Company may reimburse brokers and other nominees for the expense of forwarding proxy materials to the beneficial owners of Common Stock held in their names. Directors, officers and employees of the Company may solicit proxies on behalf of the Board but will not receive any additional compensation therefor.

SHAREHOLDER PROPOSALS AND NOMINEES

From time to time, shareholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting of shareholders. Shareholders who intend to present proposals at the 2025 Annual Meeting of Shareholders and who wish to have such proposals included in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083, not later than April 3, 2025. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Company’s proxy statement.

Shareholder proposals not included in the Company’s proxy statement and shareholder nominations for director by a shareholder may be brought before an annual meeting of shareholders in accordance with the advance notice procedures described in the Company’s By-Laws. In general, notice must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. For the 2025 Annual Meeting of Shareholders, the Company’s Secretary must receive notice of the proposal on or after May 10, 2025 and no later than June 9, 2025. Shareholder proposals must be in proper written form and must meet the detailed disclosure requirements set forth in the Company’s By-Laws, including a description of the proposal, the name of the shareholder and beneficial owner, if any, and such parties’ stock holdings and derivative positions in the Company’s securities, if any. If the Company holds the 2025 Annual Meeting of Shareholders more than 30 days earlier or more than 60 days later than such anniversary date, the Company must receive your notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

The Company’s By-Laws also require that shareholder proposals concerning nomination of directors provide additional disclosure, including information the Company deems appropriate to ascertain the nominee’s qualifications to serve on the Board, disclosure of compensation arrangements between the nominee, the nominating shareholder and the underlying beneficial owner, if any, and other information required to comply with the proxy rules and applicable law. The specific requirements of these advance notice provisions are set forth in Section 11 of the Company’s By-Laws, a copy of which is available upon request. In addition, for shareholder proposals concerning nomination of directors to be included on the Company’s universal proxy card in connection with the 2025 Annual Meeting of Shareholders, the notice to the Company must also include the information required by 17 CFR §240.14a-19. All shareholder proposals and director nominations pursuant to the advance notice provision in the Company’s By-Laws should be sent to the Company’s Secretary at the offices of the Company, 850 West Chester Pike, Suite 205, Havertown, Pennsylvania 19083.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries to satisfy delivery requirements for proxy statements and annual reports to shareholders and, if applicable, notices of Internet availability of proxy materials, with respect to two or more shareholders sharing the same address by delivering a single copy of the material addressed to those shareholders. This process, commonly referred to as “householding,” is designed to reduce duplicate printing and postage costs. The Company and some brokers may household notices of Internet availability of proxy materials, annual reports to shareholders and proxy materials, by delivering a single copy of the material to multiple shareholders sharing the same address unless contrary instructions have been received from the affected shareholders.

If a shareholder wishes to receive a separate notice of Internet availability of proxy materials, the annual report to shareholders or proxy statement, or if a shareholder received multiple copies of some or all of these materials and would prefer to receive a single copy in the future, the shareholder should submit a request by phone or in writing to the shareholder’s broker if the shares are held in a brokerage account or, if the shares are registered in the name of the shareholder, to the Company’s transfer agent, Continental Stock Transfer & Trust Company, Attn: Customer Service, 1 State Street, 30th Floor, New York, NY 10004-1561, cstmail@continentalstock.com, 800-509-5586.

By Order of the Board of Directors

Christopher V. Vitale, President, Chief Executive Officer and Secretary

Dated: August 1, 2024

AMREP CORPORATION FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature________________________________ Signature, if held jointly___________________________________ Date__________, 2024 Note: Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guard-ian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark your votes like this X YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 189691 AMREP Proxy Card Rev1 Front 2024 Annual Meeting of Shareholders of AMREP Corporation September 12, 2024 9:00 A.M. (Eastern Time) Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided CONTROL NUMBER 1. Election of two (2) directors in Class I to hold office until the 2027 annual meeting of shareholders and until their successors are elected and qualified. (1) Edward B. Cloues, II (2) Christopher V. Vitale 2. Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement. FOR AGAINST ABSTAIN PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. CONTROL NUMBER FOR WITHHOLD 2024

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED AMREP CORPORATION NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 12, 2024 PROXY 189691 AMREP Proxy Card Rev1 Back Adrienne M. Uleau and Christopher V. Vitale, or each of them acting alone, each with the full power of substitution, are hereby authorized to represent and vote the shares of common stock of the undersigned of AMREP Corporation, with all the powers which the undersigned would possess if personally present, at the 2024 Annual Meeting of Shareholders of AMREP Corporation to be held on September 12, 2024 or at any continuation, postponement or adjournment thereof, on the matters listed on the reverse of this document, and upon all other business or matters as may properly come before said meeting or any continuation, postponement or adjournment thereof. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AMREP CORPORATION. A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS. RECEIPT BY THE SHAREHOLDER OF THE NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS AND ACCOMPANYING PROXY STATEMENT OF THE BOARD OF DIRECTORS IS ACKNOWLEDGED. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THE REVERSE OF THIS DOCUMENT. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXY HOLDERS WILL HAVE AUTHORITY TO VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2 AND, IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2024 ANNUAL MEETING OF SHAREHOLDERS OF AMREP CORPORATION. (Continued and to be marked, dated and signed, on the other side) IMPORTANT ANNUAL MEETING INFORMATION 2024 Annual Meeting of Shareholders of AMREP Corporation September 12, 2024 9:00 A.M. Eastern Time Hilton Garden Inn 3743 West Chester Pike, Newtown Square, Pennsylvania 19073 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders The materials are available at: https://amrepcorp.com/static/ 2024